UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021 (June 11, 2021)

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 362-6300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; ARRANGEMENTS OF CERTAIN OFFICERS.

On June 15, 2021, Silvergate Capital Corporation (the "Company"), the holding company for Silvergate Bank (the "Bank"), issued a press release announcing the appointments of Aanchal Gupta as a member of the boards (the "Boards") of the Company and the Bank, and Michael Lempres as chairman of both Boards.

Ms. Gupta is considered an independent director under the applicable Securities and Exchange Commission and New York Stock Exchange rules, will serve as a Class I director on the Company's Board, and will be subject to re-election at the Company's annual meeting of shareholders to be held in 2022. There are no arrangements or understandings between Ms. Gupta and any other person pursuant to which she was selected as director. Mr. Lempres has been a director of the Company and the Bank since September 2019. The Company's press release on these appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of Stockholders of Silvergate Capital Corporation (the “Company”) held on June 11, 2021 (the “Annual Meeting”), certain matters were submitted to a vote of stockholders. These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the two proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.

On the record date for the Annual Meeting, there were 24,819,968 shares of Company common stock issued, outstanding, and entitled to vote. Stockholders holding 18,520,711 shares of Company common stock were present at the annual meeting, in person or represented by proxy. Each of the two proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders.

The following tables summarize the results of voting with respect to each matter:

Proposal 1: The three director nominees named in the Company's Definitive Proxy Statement were elected to serve until the 2024 annual meeting of stockholders and until their successors are elected and qualified.

	Number of Shares Voted
Class III Director Nominees	For	Against	Abstain	Broker Non-Votes
Paul D. Colucci	12,183,482	2,902,009	26,494	3,408,726
Thomas C. Dircks	9,516,908	5,568,772	26,305	3,408,726
Colleen Sullivan	14,809,423	276,576	25,986	3,408,726

Proposal 2: The appointment of Crowe LLP as the Company's independent public accounting firm for fiscal year 2021 was ratified.

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
17,833,673	649,859	37,179

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit

Number	Description

99.1	Press Release dated June 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date:	June 15, 2021	By:	/s/ Alan J. Lane
Alan J. Lane President and Chief Executive Officer

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